Note 27 - Financial Expenses	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of finance income (cost) [text block]

27.    Financial expenses

	2024	2023

Financial income	5,584	3,360

Financial expenses
Interest on loans and export prepayment (1)	(28,724)	(15,245)
Contractual penalty fee (2)	(6,978)	-
Foreign exchange on tax/fees	(5,332)	(2,472)
Interest and late payment penalties on taxes	(1,699)	(1,945)
Accretion of leases	(511)	(456)
Accretion of asset retirement obligation	(213)	(731)
Other expenses	(997)	(696)
	(38,870)	(18,185)
Foreign exchange variation on net assets (3)	(45,306)	8,292
	(84,176)	(9,893)

(1) Interest on loans and export prepayment expenses, included $8,858 related to export prepayment agreements, $2,571 to financing agreements with BDMG and $17,295 to long-term export prepayment agreements.

(2) Penalty for non-compliance with certain contractual clauses under the Export Prepayment Agreement – Long term (none for the year ended December 31, 2023).

(3) The Brazilian real depreciated by 28% against the U.S. dollar in 2024. This variation primarily affects provisions and does not significantly impact cash flow. As an exporting company with U.S. dollar-denominated revenues, the foreign exchange impact is generally offset by an increase in revenues.

Accounting Policy

Financial income is represented by gains on changes in the value of financial assets and liabilities measured at fair value through profit or loss, as well as interest income obtained through the effective interest method.

Interest income is recognized in profit or loss using the effective interest method.

Financial expenses basically include interest expenses on loans and changes in the value of financial assets and liabilities measured at fair value through profit or loss. Borrowing costs that are directly attributable to the acquisition, construction or production of a qualifying asset are capitalized along with the investment.